John Hancock Declaration Funds
                 Supplement to the Prospectus dated May 1, 2001

John Hancock V.A. Relative Value Fund

The "Portfolio Managers" section for the John Hancock V.A. Relative Value Fund has been changed as follows:

         PORTFOLIO MANAGERS

         Timothy E. Quinlisk, CFA

         Senior vice president of adviser
         Joined fund team in 1998
         Joined adviser in 1998
         Analyst at Hagler, Mastrouita &
          Hewitt (1997-1998)
         Analyst at State Street Global
          Advisors (1995-1997)
         Began business career in 1985

         James S. Yu, CFA

         Vice president of adviser
         Joined fund team in 2000
         Joined adviser in 2000
         Analyst at Merrill Lynch Asset
          Management (1998-2000)
         Analyst at Gabelli & Company
          (1995-1998)
         Began business career in 1991



November 7, 2001